Note 12 - Other Assets	12 Months Ended
Dec. 31, 2014
Disclosure Text Block Supplement [Abstract]
Other Assets Disclosure [Text Block]
12.	OTHER ASSETS

(In Thousands)

	December 31
	2014	2013

Deferred charges	$1,338	$1,554
Land use rights	1,151	1,179
Refundable deposits	565	681
Deferred income tax assets - noncurrent	114	95

	$3,168	$3,509

Deferred charges are advanced payments for consulting, maintenance, and engineering license contracts and are amortized over the terms of the contracts from 2 to 5 years.  Amortization expense of the deferred charges for the years ended December 31, 2014, 2013, and 2012, was approximately $1,142,000, $1,162,000, and $1,299,000, respectively.

As a result of dissolution activities of the Intelligent Power Group and the Intelligent E-Commerce Group, losses on asset write-off of $58,000 and $660,000, respectively, on deferred charges incurred for the years ended December 31, 2014 and 2012.  Please see discussions in note 3.

All land within municipal zones in China is owned by the government.  Limited liability companies, joint stock companies, foreign-invested enterprises, privately held companies and individual natural persons must pay fees for granting of rights to use land within municipal zones.  Legal use of land is evidenced and sanctioned by land use certificates issued by the local municipal administration of land resources.  Land use rights granted for industrial purposes are limited to a term of no more than 50 years.

Land use rights are recorded at cost less accumulated amortization.  Amortization is provided on a straight-line basis over the term of the land use rights agreement which is 49.7 years.  Amortization expense of the land use rights for the years ended December 31, 2014, 2013, and 2012, was approximately $28,000, $28,000, and $29,000, respectively.